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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of GourmetMarket.Com, Inc. (the "Company") of our report dated June 5, 1999, included in the Company's Annual Report on Form 10-KSB.

                                              /s/ Margolies, Fink and Wichrowski
                                              ----------------------------------

                                              MARGOLIES, FINK AND WICHROWSKI


Pompano Beach, Florida
March 3, 2000